Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS
AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of this        day of July, 2007 by and among MezzCo, L.L.C., a Nevada limited liability company (the “Company”), EquityCo, L.L.C., a Nevada limited liability company and the sole member of the Company (“EquityCo” or the “Member”) and the persons identified on the signature pages hereto as the Mezzanine Investors (each, a “Mezzanine Investor” and collectively, the “Mezzanine Investors”).

WITNESSETH:

WHEREAS, the Securityholders (as defined below), the Company and the other signatories thereto are parties to that certain Investor Rights Agreement dated as of August 9, 2004 (the “Original Investor Rights Agreement”) pursuant to which, among other things, the Mezzanine Investors acquired warrants (the “Original Warrants”) in an aggregate amount of 17,500 of the Company’s units (subject to adjustment and increase as provided in the Original Warrants) representing membership interests in the Company;

WHEREAS, the Company, the Mezzanine Investors and other members of the Company or holders of securities convertible into securities of the Company (together with the Member, the “Non-Mezz Investors”) are parties to that certain Amended and Restated Investors Rights Agreement dated as of November 30, 2006 (the “Investors Agreement”) and (i) the Company entered into that certain credit facility with Column Financial Inc., in the aggregate amount of up to $820,000,000 (the “CMBS Facility”), and (ii) in connection therewith, the Company and the Securityholders determined to enter into the Investors Agreement which amends, restates and supersedes the Original Investor Rights Agreement and the terms of the Original Warrants (each such amended and restated Original Warrant, a “Warrant” and collectively, the  “Warrants”).  The Mezzanine Investors and the Non-Mezz Investors are herein collectively referred to as the “Securityholders” and each a “Securityholder.”

WHEREAS, the parties to the Investors Agreement desire to amend the terms of the Investors Agreement and upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.             Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Investors Agreement.

2.             Amendments to Investors Agreement.  Upon satisfaction of the conditions set forth in Section 3 hereof, the Investors Agreement is hereby amended as follows:

(i)  The definition of “Additional Room Renovation Expenses” is hereby added to Section 1.3 of the Investors Agreement as follows:

“ ‘Additional Room Renovation Expenses’ means expenses Incurred by the Company and its Subsidiaries to renovate rooms at the Hotel Premises in addition to the 608 rooms included within the original renovation plan approved by the CMBS Lenders.”

(ii)                                  The definition of “GAAP” is hereby added to Section 1.3 of the Investors Agreement as follows:

“ ‘GAAP’ means United States generally accepted account principles, as in effect from time to time.”

(iii)  The definition of “Incurred” is hereby added to Section 1.3 of the Investors Agreement as follows:

“ ‘Incurred’ means expenses incurred or accrued, payables accrued, and/or capital expenditures recorded by the Company or any of its Subsidiaries during the relevant period all in accordance with GAAP.”

(iv)  The definition of “Permitted Indebtedness” is hereby amended and restated in its entirety as follows:

“ ‘Permitted Indebtedness’ means (a) Indebtedness incurred in connection with the CMBS Facility and any Indebtedness incurred in refinancings of the outstanding principal amount of the CMBS Facility (together with any accrued interest, premiums, and any reasonable fees and expenses incurred therewith); provided that in no event shall the principal amount thereof exceed $860 million less the amount of any repayments of principal and any permanent reductions in the commitments, and (b) Indebtedness incurred in connection with the financing of the utility plant owned and operated by Northwind and located on the Energy Premises.”

(v)  Sections 7.7 (m) and (n) of  the Investors Agreement are hereby amended and restated in their entirety as follows:

“(m)        concurrently with the delivery of any financial and other reports and notices to the CMBS Lender under the CMBS Documents or any other holder of Indebtedness, a copy of all such financial and other reports and notices so delivered;

“(n)         such additional information as the Majority Holders may from time to time reasonably request regarding the financial and business affairs, operations or prospects of the Company and its Subsidiaries; and”

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(vi)  Section 7.7 (o) shall be added to the Investors Agreement in its entirety as follows:

“(o)         within six months of a draw upon the Tranche B facility under the CMBS Documents, a certificate from an Approved Officer of the Company (with supporting calculations) that demonstrates that the Company has Incurred Additional Room Renovation Expenses, whether Incurred prior to or after the date of such draw, in an amount at least equal to the amount of such draw.”

(vii)  Section 8.4 of the Investors Agreement is hereby amended and restated in its entirety as follows:

“Section 8.4.  Limitations on Incurrence of Indebtedness and Issuance of Interests.  Notwithstanding any provision of this Agreement to the contrary, no Indebtedness (other than Permitted Indebtedness) shall be incurred by EquityCo or any of its Subsidiaries and no additional Interests in the Company or any of its Subsidiaries shall be issued to any Person, until such time as at least $100 million in cash is contributed to the Company (the “Minimum Equity Contribution”) for common Interests of the type authorized and issued as of the date hereof.  In no event shall the Interests issuable in respect of the Minimum Equity Contribution be dilutive to the percentage interest of any Mezzanine Investor, and in connection with any such issuance the number of Warrant Interests (as defined in the Warrants) issuable upon exercise or conversion of the Warrant by such Mezzanine Investor shall be increased by the number of units of additional Equity Interests as is necessary to maintain at least the same percentage interest of such Mezzanine Investor in the Company and, indirectly, in its Subsidiaries, that such Mezzanine Investor’s Warrant represented immediately prior to the Minimum Equity Contribution.  Upon request of any Mezzanine Investor, the Company shall deliver a certificate of an Approved Officer confirming the adjustment to the Warrant.  The requirement to make a Minimum Equity Contribution shall be reduced, on a dollar-for-dollar basis, by the net proceeds received by the Company in a Qualified Public Offering.”

3.             Conditions.  The effectiveness of this Amendment is subject to the following conditions:

a.             The Company shall have executed and delivered this Amendment.

b.             The Company shall have delivered the Indemnification Agreement dated as of July      , 2007, made by and between BH/RE, L.L.C and the Mezzanine Investors.

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c.             The Company shall have delivered, or shall have caused to be delivered  such other documents, agreements and instruments as may be reasonably requested by Mezzanine Investors, each such document, agreement and instrument in form and content reasonably acceptable to Mezzanine Investors.

d.             The Mezzanine Investors shall have executed this Amendment.

e.             All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Mezzanine Investors and their legal counsel;

f.              The Company shall have paid all costs and expenses incurred by the Mezzanine Investors in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents executed or delivered in connection herewith.

4.             No Modification.  Except as amended hereby, the Investors Agreement remains unmodified and is in full force and effect.

5.             Warrants.  The Company and the Mezzanine Investors agree that the Company shall issue to each Mezzanine Investor an Amended and Restated Warrant To Purchase Membership Interests of MEZZCO, L.L.C. (each, a “Warrant Certificate”) in the form of Exhibit A attached hereto within fourteen (14) days of the date hereof; provided, that in order for a Mezzanine Investor to receive its Warrant Certificate, such Mezzanine Investor shall have complied with its obligations under Section 9 of the Restructuring Agreement, including without limitation, delivery to the Company of such Mezzanine Investor’s Note(s) (as defined in the Restructuring Agreement) and/or Warrant(s) (as defined in the Restructuring Agreement) (or evidence indicating such Note(s) and/or Warrant(s) have been lost, stolen or misplaced, in the form of an affidavit reasonably acceptable to the Company), and the Company shall be under no obligation to deliver such Warrant Certificate until such time as such Mezzanine Investor shall have complied with such obligations.  In addition, the Mezzanine Investors agree that Exhibit A hereto shall replace Exhibit 3(h) of the Restructuring Agreement.

6.             Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.  Any signature delivered by a party by facsimile or portable document format (pdf) transmission shall be deemed an original signature hereto.

7.             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns and Mezzanine Investors and their successors and assigns.

8.             Further Assurance.  The Company hereby agrees from time to time, as and when requested by the Mezzanine Investors, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such

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further or other action as the Mezzanine Investors may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the Investors Agreement.

9.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.           Severability.   Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

THE COMPANY:

MezzCo, L.L.C.,
a Nevada limited liability company

By:	/s/ DONNA LEHMANN
Name:	Donna Lehmann
Title:	Executive Vice President/Chief Financial Officer

MEMBER:

EquityCo, L.L.C.,
a Nevada limited liability company

By:	/s/ DOUGLAS TEITELBAUM
Name:	Douglas Teitelbaum
Title:	Manager

MEZZANINE INVESTORS:

POST TOTAL RETURN MASTER FUND, L.P.

By:	Post Advisory Group, L.L.C., its General Partner

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

POST DISTRESSED MASTER FUND, L.P.

By:	Post Advisory Group, L.L.C., its General Partner

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

DB DISTRESSED OPPORTUNITIES MASTER PORTFOLIO, LTD.

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

[Signature Page to First Amendment to Investors Agreement]

MW POST PORTFOLIO FUND, LTD.

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

THE OPPORTUNITY FUND, LLC

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

[Signature Page to First Amendment to Investors Agreement]

HFR DS OPPORTUNITY MASTER TRUST

By:	Post Advisory Group, L.L.C., its Authorized Agent

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

POST HIGH YIELD, L.P.
By:	Post Advisory Group, LLC, its General Partner

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

POST BALANCED FUND, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:	/s/ CARL GOLDSMITH
	Name:	Carl Goldsmith
	Title:	Senior Investment Officer

[Signature Page to First Amendment to Investors Agreement]

CANPARTNERS INVESTMENTS IV, L.L.C.

By:	/s/ MITCH JULIUS
	Name:	Mitch Julius
	Title:	Managing Partner

[Signature Page to First Amendment to Investors Agreement]

CONTINENTAL CASUALTY COMPANY

By:	/s/ MARILOU R. MCGIRR
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

[Signature Page to First Amendment to Investors Agreement]

JOHN HANCOCK HIGH YIELD FUND

By:	/s/ ISMAIL GUNES
	Name:	Ismail Gunes
	Title:	Vice President Investment Operations

[Signature Page to First Amendment to Investors Agreement]

COCHRAN ROAD, LLC

By:	/s/ LAWRENCE CUTLER
	Name:	Lawrence Cutler
	Title:	Chief Operating Officer

[Signature Page to First Amendment to Investors Agreement]

YORK CREDIT OPPORTUNITIES FUND, L.P.

By:	/s/ ADAM J. SEMLER
	Name:	Adam J. Semler
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Investors Agreement]

/s/ JEFFREY D. BENJAMIN
JEFFREY D. BENJAMIN

[Signature Page to First Amendment to Investors Agreement]